Exhibit 10.13

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”) is made as of this 22nd day of November, 2017, by KAE HOLDINGS, INC., a Delaware corporation (“Pledgor”), and MAINSTREET BANK (“Lender”).

WHEREAS Pledgor, Axxum Technologies LLC, a Virginia limited liability company (“Axxum”; together with Pledgor, individually and collectively, “Borrower”) and Lender are parties to that certain Loan and Security Agreement of even date herewith (as modified or amended from time to time, the “Loan Agreement”), pursuant to which multiple credit facilities (the “Loan” or “Loans”) have been extended to the Borrower. The execution and delivery of this Pledge Agreement is a condition of the extension of the Loans, and the Pledgor has agreed to enter into this Pledge Agreement for the benefit of the Lender.

Accordingly, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:

SECTION 1 - DEFINITIONS

Capitalized terms used herein which are not otherwise defined herein will have the meanings assigned thereto in the Loan Agreement.

SECTION 2 - PLEDGE

Pledgor hereby pledges to the Lender and grants to the Lender a security interest in (a) all of the Capital Stock of Axxum now owned or hereafter acquired by Pledgor (the “Pledged Stock”), and (b) all rights to which the owner of the Pledged Stock is now or may hereafter become entitled by virtue of owning such Pledged Stock and being a member of Axxum, including, without limitation, the right to manage Axxum and to all rights to receive all cash dividends, equity dividends and other distributions thereon and all rights to subscribe to securities incident to, or declared or granted in connection therewith (which Pledged Stock and right with respect thereto are herein referred to as the “Stock Collateral”), all of which shall be delivered to the Lender with full authority to sell, transfer or rehypothecate. Notwithstanding the foregoing, unless an Event of Default has occurred and is continuing, the Pledgor shall have the right to vote the Pledged Stock and to receive cash dividends with respect to the Pledged Stock.

SECTION 3 - OBLIGATIONS SECURED

The security interests granted to the Lender in the Stock Collateral are granted to the Lender and any subsequent holders of any of the Notes to secure (a) the payment and performance of the Loans and all other Obligations now or hereafter owing, including the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Notes, and all other fees and commissions (including attorneys' fees), charges, indebtedness, loans, liabilities, financial accommodations, and letter of credit reimbursement obligations, and all other obligations, covenants and duties now or hereafter owing by the Borrower to the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, whether now existing or hereafter incurred, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, (b) all obligations of Pledgor owed to Lender pursuant to this Pledge Agreement and (c) all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees incurred by the Lender for taxes and/or insurance relating to, or maintenance or preservation of, the Stock Collateral or any part thereof or incurred by the Lender arising from or in connection with the modification, workout, collection or enforcement of any of the Obligations, including, without limitation, any such collection or enforcement of the Obligations by any action or participation in, or in connection with a case or proceeding under, Chapter 7 or Chapter 11 of the U.S. Bankruptcy Code or any successor statute (collectively, the “Secured Obligations”).

SECTION 4 - CERTIFICATES

The Pledged Stock is not represented by certificates. Pledgor shall not allow the Pledged Stock to be represented by certificates or to be considered a “security” as defined in Section 8.8A-102(15) of the UCC. If nevertheless the Pledged Stock become represented by certificates, Pledgor shall immediately deliver such certificates, together with appropriate stock powers therefor signed in blank, to Lender, to be held by the Lender until the Secured Obligations are paid and performed in full and Lender has no commitment to make loans to Borrower.

SECTION 5 - REPRESENTATIONS

The Pledgor represents and warrants to the Lender (which representations and warranties survived the execution of the Notes and the making of the Loans) that:

5.1Ownership of Collateral. The Pledgor now owns the Stock Collateral and has the unrestricted right to pledge the Stock Collateral and to grant the Lender a security interest therein. The Pledged Stock is not represented by any certificate or certificates.

5.2Location of Records. The Pledgor is a corporation incorporated under the laws of the State of Delaware. The Pledgor will maintain all records relating to the Stock Collateral at the locations of Pledgor identified in the Loan Agreement.

5.3Prior Encumbrances. There are no existing mortgages, pledges, Liens or any security interests in, or other encumbrances of any kind upon any of the Stock Collateral, other than Liens in favor of Lender. The Pledgor will defend the Stock Collateral against all claims and demands of all Persons at any time claiming any interest therein.

5.4Validity. By complying with this Pledge Agreement, the Pledgor will have created and continued, as applicable, a valid and duly perfected security interest in the Stock Collateral in favor of the Lender as security for the Secured Obligations, including, to the fullest extent permitted by Section 8.9A-315 of the UCC, identifiable proceeds of the Stock Collateral.

SECTION 6 - COVENANTS

Until all of the Secured Obligations have been finally and indefeasibly paid and satisfied in full and all commitments of Lender to lend money to Borrower have been terminated, the Pledgor covenants and agrees that:

6.1Transfers. Pledgor shall not assign, pledge, hypothecate or otherwise transfer any of its right, title or interest in or to the Stock Collateral to any other Person.

6.2Expenses. Pledgor shall pay the Lender on demand any and all reasonable expenses incurred or paid by the Lender in enforcing its rights under this Pledge Agreement. If the Pledgor shall fail to discharge taxes, liens, security interests or other encumbrances on the Stock Collateral (other than Liens in favor of Lender), within fifteen (15) days after notice from the Lender, the Lender may at its option pay such taxes and other amounts. The Pledgor agrees to reimburse the Lender on demand for any payments so made and, until such reimbursement, to pay interest thereon at a rate of interest set forth in the Loan Agreement from date of the payment until reimbursement therefor, which reimbursement and interest shall be a part of the Secured Obligations.

SECTION 7 - FURTHER ASSURANCES

Pledgor will from time to time, at the sole expense of Pledgor, promptly execute, deliver, file and record (as appropriate) all further instruments and documents (including, without limitation, financing statements and specific assignments of collateral), and take all further action as the Lender may deem reasonably necessary or prudent in order to perfect, continue and protect the security interests granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Stock Collateral or any part thereof.

SECTION 8 - GENERAL AUTHORITY; REMEDIES

8.1General Authority. Pledgor hereby irrevocably appoints the Lender, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, in the name of Pledgor or its own name, for the sole use and benefit of the Lender, but at Pledgor’s expense, at any time and from time to time after the occurrence and during the continuation of an Event of Default (i) to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Pledge Agreement, and (ii) without limiting the foregoing, Pledgor hereby gives the Lender the power and right on its behalf, without notice to or further assent by Pledgor, to do any or all of the following:

(a)to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Lender in connection with or otherwise with respect to any of the Stock Collateral;

(b)to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with any of the Stock Collateral;

(c)to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with any of the Stock Collateral;

(d)to vote the Pledged Stock, and to sign proxies, give consents and take other corporate action as shareholder of the Pledged Stock;

(e)to sell, transfer, assign or otherwise deal in or with the Pledged Stock or any of the other Stock Collateral or any part thereof, as fully and effectually as if the Lender were the absolute owner thereof; and

(f)to do, at its option, but at the expense of Pledgor, at any time or from time to time after the occurrence and during the continuation of an Event of Default, all acts and things which the Lender deems necessary to protect or preserve the Stock Collateral and to realize upon the Stock Collateral.

8.2UCC and Other Rights. If an Event of Default shall have occurred and be continuing, the Lender may, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the obligations secured hereby, exercise all rights and remedies available to a secured party under the UCC and all other rights available to the Lender at law or equity.

8.3Additional Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Pledge Agreement or by law) for the protection and enforcement of the rights of the Lender with respect to the Pledged Stock or any of the other Stock Collateral, and the Lender shall be entitled, without limitation, to exercise the following rights:

(a)to demand and receive all amounts payable in respect of the Pledged Stock and the other Stock Collateral;

(b)to transfer all or any part of the Pledged Stock into the Lender’s name or the name of its nominee or nominees;

(c)to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Lender) and give all consents, waivers and ratifications with respect to the Pledged Stock and otherwise act with respect thereto as though it were the registered owner thereof; and

(d)without demand of performance or other demand or notice of any kind (except to the extent such notice may not be waived under applicable law) to or upon the Pledgor or any other person (all of which demands and/or notices are hereby waived by the Pledgor),  may forthwith collect, receive, appropriate and realize upon the Pledged Stock and the other Stock Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Stock and the other Stock Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Lender or elsewhere in such manner as is commercially reasonable, or dispose of and deliver any part of the Stock Collateral (including, without limitation, the Pledged Stock) in any recognized market or on any exchange on which the applicable Stock Collateral is traded, as the Lender may deem best, with or without representation or warranty, for cash or on credit or for fixture delivery without assumption of any credit risk; provided that with respect to any public or private sale (but not with respect to a sale in a recognized market or on any exchange on which the applicable Stock Collateral is traded), at least ten (10) days’ notice of the time and place of such sale shall be sent to the Pledgor, which Pledgor agrees shall constitute reasonable notice. The Lender shall have the right upon any such public sale, and, for that portion of the Stock Collateral which is of a type customarily sold in a recognized market or which is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Stock Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands against the Lender arising out of the foreclosure, repossession, retention or sale of the Stock Collateral.

8.4Rights of Purchasers. Upon any sale of any part of the Stock Collateral  (whether public, private or on any exchange), the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Stock Collateral so sold. Each purchaser (including the Lender) at any such sale shall hold the Stock Collateral so sold absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor, which, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Stock Collateral under Section 8.9A-623 of the UCC, and any right to a judicial or other stay or approval which it has or may hereafter have under any law now existing or hereafter adopted.

8.5Securities Laws.

(a)Pledgor acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, any disposition of the Pledged Stock shall be made in accordance with applicable securities laws and regulations. Pledgor expressly agrees, upon the occurrence and during the continuance of an Event of Default, to cooperate with the Lender in making available to the Lender and to prospective purchasers of the Pledged Stock such information concerning the assets of Pledgor, its Subsidiaries (if any) and their respective operations as may be reasonably available. Pledgor also hereby agrees to permit and cause its Subsidiaries (if any) to permit, and to cause its officers and those of its Subsidiaries to permit, the Lender and such prospective purchasers, and their respective agents, upon the occurrence and during the continuance of an Event of Default, to enter upon the premises of Borrower or Pledgor to inspect their respective properties and their respective books and records and to make such copies thereof as they or any of them may request.

(b)Pledgor specifically acknowledges that the applicable securities laws may require that the Pledged Stock be offered only to prospective purchasers who are financially sophisticated and can afford the risk of a speculative investment, and acknowledges and agrees that the Lender may not be able to offer the Pledged Stock to any Person who does not meet such criteria. Pledgor further acknowledges that the Lender may be required to sell the Pledged Stock only as a block and not permit any purchaser to acquire less than all of the Pledged Stock, and that the purchaser may be required to represent in writing that the Pledged Stock is being acquired for the purchaser’s own account and not with a view to the sale or distribution thereof and will not be sold by the purchaser except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to a valid exemption from the registration requirements of that Act.

8.6Other Rights of the Lender.

(a)The Lender shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in the Lender by this Pledge Agreement and if the Lender so elects may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Stock Collateral and to sell all, or from time to time, any of the Stock Collateral under the judgment or decree of a court of competent jurisdiction.

(b)In no event shall the Lender have any duty to exercise any rights or take any steps to preserve the rights of the Pledgor in the Stock Collateral. Without limiting the foregoing, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Stock Collateral in its possession if the Lender takes such action as the Pledgor may reasonably and timely request in writing, provided that the Lender shall not be obligated to incur any expense or take any action which may result in any liability unless Pledgor shall provide it with indemnification reasonably satisfactory to it, and the Lender shall not be obligated to take any action which in the reasonable opinion of the Lender may result in any diminution of the value of the Stock Collateral or impair in any way the remedies of the Lender hereunder, it being understood that the Lender shall not otherwise have any duty or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Stock Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against any parties with respect to any Stock Collateral unless requested to do so in writing and provided that the Lender has been indemnified to its satisfaction.

8.7Waiver and Estoppel.

(a)Pledgor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Stock Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws.

(b)Pledgor, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, waives and releases all right to demand or to have any marshalling of the Stock Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Stock Collateral may at any such sale be offered and sold as an entirety.

(c)Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Lender with respect to the Stock Collateral.

8.8Indemnity. Pledgor agrees to indemnify and hold harmless the Lender from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and to reimburse the Lender for all reasonable costs and expenses, including reasonable attorneys’ fees, growing out of or resulting from the exercise by the Lender of any right or remedy granted to it hereunder, except for those arising from the Lender’s gross negligence or willful misconduct. In no event shall the Lender be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Pledge Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

SECTION 9 - POWER OF ATTORNEY

Pledgor hereby irrevocably constitutes and appoints the Lender as its true and lawful attorney-in-fact (with full power of substitution), and without the necessity of any further act or action on the part of Pledgor, upon the occurrence and during the continuation of an Event of Default, (i) to take any and all action with respect to the Stock Collateral in the name and on behalf of Pledgor, and (ii) to execute and deliver in the name and on behalf of Pledgor any and all financing statements, assignments of liens and other documents, which the Lender determines are necessary or desirable to perfect or otherwise protect and preserve the security interests granted hereunder and/or to convert the Stock Collateral into cash, all at the sole cost and expense of the Pledgor. The rights and powers granted the Lender by this appointment include, without limitation, the right and power upon the occurrence and during the continuation of an Event of Default to take any and all of the following actions in the name and on behalf of the Pledgor: (i) to receive all monies and endorse drafts, checks, and other instruments for the payment of any proceeds of any insurance or in order to collect any return of unearned premiums, (ii) to receive, open and dispose of all mail addressed to the Pledgor and to take therefrom any remittances on or proceeds of the Stock Collateral in which the Lender has a security interest and (iii) to take any action under the operating agreement of Axxum that can be taken by a member of Axxum. The Lender shall not be obligated to do any of the acts or exercise any of the powers hereinabove authorized, but, if the Lender elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power and in any event the Lender shall not be responsible to the Pledgor except for loss or damage resulting from its willful misconduct or gross negligence. Pledgor hereby ratifies and approves all lawful acts of its attorney-in-fact hereby appointed. This power of attorney is coupled with an interest and shall be irrevocable so long as this Pledge Agreement remains in effect or any of the Secured Obligations remain unpaid.

SECTION 10 - NO LIABILITY

Neither the acceptance of this Pledge Agreement by the Lender nor the exercise of any rights hereunder by the Lender shall be construed in any way as an assumption by the Lender of any obligations, responsibilities or duties of the Pledgor arising in connection with any of the Stock Collateral or otherwise bind the Lender to the performance of any obligations in respect of the Stock Collateral, it being expressly understood that the Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty or liability of the Pledgor in respect of any of the Stock Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith; provided that the Lender shall use reasonable care in the custody and preservation of collateral in its possession; provided further that, in the case of any instruments or chattel paper, reasonable care shall not include taking necessary steps to preserve rights against prior parties.

SECTION 11 - MISCELLANEOUS

11.1Cumulative Rights and No Waiver. Each and every right granted to the Lender hereunder or under any other document delivered under or in connection with the Loan Agreement, or allowed it or them by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender to exercise, and no delay in exercising any right, shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

11.2Notices. Except as otherwise expressly provided in this Pledge Agreement, all notices and communications hereunder shall be in writing and delivered as provided in the Loan Agreement.

11.3Applicable Law. This Pledge Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

11.4Modifications. No modification, amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing, and signed by the Lender and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Pledgor in any case shall entitle Pledgor to any other or further notice or demand in the same or similar circumstances except as specifically required under this Pledge Agreement or applicable law.

11.5Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Pledger and the Lender have caused this Pledge Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

PLEDGOR:

KAE HOLDINGS, INC.

By:
Alvin McCoy III
Chief Financial Officer

LENDER:

MAINSTREET BANK

By:
Michael Ferrell
Senior Vice President

[Signature Page - Pledge Agreement]